PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Feb. 28, 2013
Property And Equipment Tables
Property and equipment

Property and equipment consisted of the following at February 28, 2013 and February 29, 2012:

	2013	2012

Office equipment and software	$1,503,872	$1,489,258
Furniture and fixtures	86,789	119,642
Leasehold improvements	—	—
Property and equipment	1,590,661	1,608,900
Less: Accumulated depreciation	(1,507,924)	(1,316,408)
Property and equipment, net	$82,737	$292,492